Exhibit 10.37
Deed of Confirmation
Dated 23 June 2009
James Hardie Industries N.V. (“JHINV”)
James Hardie 117 Pty Limited (formerly known as LGTDD Pty Limited) (“JH117”)
The State of New South Wales (“NSW Government”)
Asbestos Injuries Compensation Fund Limited in its capacity as trustee of the Asbestos Injuries Compensation Fund (“Trustee”)
Mallesons Stephen Jaques
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.mallesons.com
Ref: 02-5501-6101
9788887_20

Deed of Confirmation
Contents

Details		1

General terms		3

1	Interpretation	3

1.1	Definitions	3
1.2	Headings	5

2	Warranties, representations and acknowledgement	5

2.1	Warranties by JHI and JH117	5
2.2	Acknowledgement by JHI and JH117	5
2.3	Additional warranties by JHI	6
2.4	Acknowledgment by NSW Government and Trustee	7

3	Amendments	8

3.1	AFFA	8
3.2	Replacement Parent Guarantee	8
3.3	Intercreditor Deed and Performing Subsidiary Intercreditor Deed	8
3.4	Confirmation in relation to the definition of “JHINV”	8
3.5	Confirmation in relation to the definition of “JHINV Guarantee”	8
3.6	Confirmation in relation to the definition of “JHINV Boards”	9

4	Tax Requirements	9

4.1	Confirmation of Rulings	9
4.2	Reasonable assistance and information	9
4.3	JHINV undertaking	9
4.4	Notification upon receipt of ATO Confirmations	10
4.5	Position if ATO Confirmations cannot be obtained	10

5	Notice of change of details	11

5.1	JHINV address	11
5.2	JH117 address	11
5.3	Other details unchanged	11

6	Costs	11

7	Counterparts	12

8	Governing law and submission to jurisdiction	12

9	Preservation of obligations and further assurances	12

10	Service of documents	12

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Schedule 1 — Amendments to AFFA	13

Annexure A — Amending Agreement to Replacement Parent Guarantee	14

Annexure B — Amending Deed to Intercreditor Deed	15

Annexure C — Amending Deed to Performing Subsidiary Intercreditor Deed	16

Signing page	17

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Deed of Confirmation
Details

Parties	JHINV, JH117, the NSW Government and the Trustee
JHINV	James Hardie Industries N.V. ARBN 097 829 895, a limited liability company incorporated in The Netherlands and having its registered office at Atrium, 8th floor, Strawinskylaan 3077, 1077ZX Amsterdam, The Netherlands (with its Australian registered office at Level 3, 22 Pitt Street, Sydney in the State of New South Wales)

JH117	James Hardie 117 Pty Limited (formerly known as LGTDD Pty Limited) ABN 30 116 110 948, of Level 3, 22 Pitt Street, Sydney in the State of New South Wales

NSW Government	The State of New South Wales c/- The Department of Premier and Cabinet, Level 39, Governor Macquarie Tower, 1 Farrer Place, Sydney in the State of New South Wales

Trustee	Asbestos Injuries Compensation Fund Limited in its capacity as trustee of the Asbestos Injuries Compensation Fund established under the Amended and Restated Trust Deed dated 14 December 2006 between it as trustee and JHINV as settlor of Level 7, 233 Castlereagh Street, Sydney in the State of New South Wales

Recitals	A.	JHINV, JH117, the NSW Government and the Trustee are parties to the AFFA.

	B.	JHINV intends to transform its status to a “Societas Europaea” (Transformation) and subsequently transfer its registered office and corporate seat from The Netherlands to the Republic of Ireland (Transfer).

	C.	JHINV has consulted with the NSW Government and the Trustee in relation to the proposed Transformation and Transfer.

	D.	The NSW Government has not objected to the proposed Transformation and Transfer on the basis set out in this deed.

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Parties	JHINV, JH117, the NSW Government and the Trustee

	E.	Each party, in entering into this deed, intends:

		(i)	to confirm that it continues to be bound by the AFFA and those Related Agreements to which it is party during the course of, and after full implementation of, the Transaction;

		(ii)	to amend the AFFA in certain respects; and

		(iii)	to agree the form of amendments proposed to be made to the Replacement Parent Guarantee, the Intercreditor Deed and the Performing Subsidiary Intercreditor Deed.

Date of Deed of Confirmation	See Signing page

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Deed of Confirmation
General terms
1	Interpretation

1.1	Definitions

These meanings apply unless the contrary intention appears:

Accepted Tax Conditionshas the meaning given to it in the AFFA.

AFFA means the document entitled “Amended & Restated Final Funding Agreement in respect of the provision of long term funding for compensation arrangements for certain victims of Asbestos-related diseases in Australia” dated 21 November 2006 between JHINV, JH117, the NSW Government and the Trustee, as amended by amending deeds dated 6 August 2007, 8 November 2007, 11 June 2008 and 17 July 2008 between those parties.

AFFA Related Documents has the meaning given to that term in clause 2.3(b).

Affected Provision has the meaning given to that term in clause 10.

Amending Agreement (Parent Guarantee) has the meaning given to that term in clause 3.2.

ATO means the Australian Taxation Office.

ATO Confirmations means the confirmations referred to in clause 4.1.

Intercreditor Deed means the document entitled “Intercreditor Deed” dated 19 December 2006 between the NSW Government, JHINV, AET Structured Finance Services Pty Limited and the Trustee.

Irish Registration Date means the date on which JHISE is registered by the Registrar of Companies of Ireland as having its registered office in Ireland.

JHI means:
(a)	until it has transformed into a Societas Europaea on the SE Transformation Date, JHINV; and

(b)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(c)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland..

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JHISE means JHINV once it has transformed from its present corporate form as a Dutch NV (Naamloze Vernootschap) into an SE (Societas Europaea).

Liable Entities has the meaning given to it in the AFFA.

Liable Group has the meaning given to it in the AFFA.

NSWG Tax Advisor means Gilbert + Tobin or such other tax advisor as the Government may appoint.

Performing Subsidiary Intercreditor Deed means the document entitled “Performing Subsidiary Intercreditor Deed” dated 19 December 2006 between the NSW Government, the Trustee, JH117 and AET Structured Finance Services Pty Limited.

Related Agreements has the meaning given to it in the AFFA.

Relevant Obligations has the meaning given to it in the AFFA.

Replacement Parent Guarantee means the document entitled “Parent Guarantee” dated 14 December 2006 between JHINV, the NSW Government and the Trustee.

Ruling has the meaning given to it in the AFFA.

SE Transformation Date means the date on which JHI is registered as a Societas Europaea on the Dutch Trade Register pursuant to the SE Regulation.

SE Regulation means European Union Council Regulation (EC) No 2157/2001 of 8 October 2001 on the Statute for a European Company (SE).

Transaction means a transaction comprising the following steps in the following sequence:
(a)	the merger between JHI and an Irish public company limited by shares that is a subsidiary of JHI, with 100% of its issued share capital beneficially owned by JHI, established specifically for the purposes of effecting this merger;

(b)	following implementation of (a), the registration of JHI as a Societas Europaea with its registered office in The Netherlands with effect on and from the SE Transformation Date; and

(c)	the transfer of the registered office of JHI to Ireland and the registration of JHI by the Registrar of Companies of Ireland as a Societas Europaea having its registered office in Ireland with effect on and from the Irish Registration Date, together with any other actions that are ancillary to, or necessary or expedient to give effect to, those steps. For the avoidance of doubt, a reference in this Deed to “the Transaction” includes a reference to any part of the Transaction and the implementation of the Transaction.

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1.2	Headings

In this deed, headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this deed.

2	Warranties, representations and acknowledgement

2.1	Warranties by JHI and JH117

Each of JHI and JH117 warrants and represents for the benefit of each of the NSW Government and the Trustee as at the date of this deed that:
(a)	the Transaction does not, at any time up to, including and after the Irish Registration Date, breach clause 7 of the AFFA; and

(b)	without limiting the generality of clause 2.1(a), but subject to clauses 7.2 and 7.6 of the AFFA, the Transaction will not, at any time up to, including and after the Irish Registration Date, result in a variation of any rights attaching to all or part of the share capital of JHI that has the consequence of materially adversely affecting the rights of the Trustee relative to JHI equityholders such that the Liable Group would, by reason of the Transaction, cease to be likely, assessed on a reasonable basis (having regard to all the circumstances), to be able to satisfy the Relevant Obligations that would have arisen had the Transaction not occurred, and each of JHI and JH117 acknowledges that each of the NSW Government and the Trustee have entered into this deed in reliance on each of the warranties and representations set out in this clause 2.1.

2.2	Acknowledgement by JHI and JH117

Each of JHI and JH117 confirms that:
(a)	it is bound by the AFFA and those Related Agreements to which it is a party (including, without limitation, the Replacement Parent Guarantee, the Intercreditor Deed and the Performing Subsidiary Intercreditor Deed) and will continue to be bound by the AFFA and those Related Agreements as amended in accordance with this deed up to, including and after the Irish Registration Date;

(b)	other than as described in clause 3 (“Amendments”), the AFFA and Related Agreements (including, without limitation, the Replacement Parent Guarantee, the Intercreditor Deed and the Performing Subsidiary Intercreditor Deed) remain and will remain in full force and effect and enforceable against it up to, including and after the Irish Registration Date; and

(c)	it will not, at any time up to, including and after the Irish Registration Date, seek to rely on the Transaction as a defence to the enforcement of its obligations under the AFFA and those Related Agreements to which it is a party, as amended or replaced in accordance with this deed (including, without limitation, the

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Replacement Parent Guarantee, the Intercreditor Deed and the Performing Subsidiary Intercreditor Deed).
2.3	Additional warranties by JHI

JHI further warrants and represents for the benefit of each of the NSW Government and the Trustee as at the date of this deed that:
(a)	incorporation:
(i)	JHINV is a company duly incorporated and validly existing under the laws of The Netherlands;

(ii)	JH117 is a company duly incorporated and validly existing under the laws of Australia;
(b)	corporate power: each of JHINV and JH117 has the corporate power to enter into and perform its obligations under this deed, the Amending Agreement (Parent Guarantee) and the other deeds of amendment to the Related Agreements described in clause 3 (together, the “AFFA Related Documents”) to which it is a party and to carry out the transactions contemplated by those documents;

(c)	enforceability: subject to the terms of the opinions procured by JHINV and provided to the NSW Government at or about the date of this deed, the AFFA Related Documents are valid, binding and enforceable against each of JHINV and JH117 in accordance with their terms in competent courts exercising jurisdiction in New South Wales or, in the case of the Amending Agreement (Parent Guarantee), in The Netherlands;

(d)	no contravention by JHINV: so far as JHINV is aware, the execution by JHINV of the AFFA Related Documents to which it is a party will not violate in any material respect any provision of:
(i)	the constituent documents of JHINV;

(ii)	any material agreement or judgment binding upon JHINV or the assets of JHINV; or

(iii)	any law or regulation of any Government Authority or Stock Exchange;
(e)	no contravention by JH117: so far as JHINV is aware, the execution by JH117 of the AFFA Related Documents to which it is a party will not violate in any material respect any provision of:
(i)	the constituent documents of JH117;

(ii)	any material agreement or judgment binding upon JH117 or the assets of JH117; or

(iii)	any law or regulation of any Government Authority or Stock Exchange;

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(f)	Solvency: JHINV is, immediately after entering into the AFFA Related Documents, able to pay its debts as and when they fall due; and

(g)	Authorisations: all material authorisations, consents, approvals, registrations, notices, exemptions and licences with or from any Governmental Authority or Stock Exchange necessary for the due and valid execution by JHINV and JH117 of, the AFFA Related Documents to which JHINV or JH117 is a party, or which would, if not obtained by JHINV or JH117, prevent the exercise by the Trustee of its remedies under the AFFA Related Documents to which JHINV or JH117 is a party (assuming such rights were exercised immediately upon execution of this deed), have been effected or obtained and are in full force and effect, and JHI acknowledges that each of the NSW Government and the Trustee have entered into this deed in reliance on each of the warranties and representations set out in this clause 2.3.

A reference in this clause 2.3 to JHINV’s awareness shall be taken to be a reference solely to the awareness of the Chief Financial Officer of JHINV, after having made reasonable enquiries.

2.4	Acknowledgment by NSW Government and Trustee

Each of the NSW Government and the Trustee confirms that, on the basis of the information provided by JHINV on or before the date of this deed:
(a)	it is satisfied that the Transaction does not:
(i)	constitute an ‘Insolvency Event’, ‘Wind-Up Event’ or ‘Reconstruction Event’ for the purposes of clause 10 (“JHINV Guarantee and Wind-Up and Reconstruction Events”) of the AFFA or under the Replacement Parent Guarantee;

(ii)	constitute a default under clause 16 (“Default”) of the AFFA; or

(iii)	constitute a breach of the AFFA or any of the Related Agreements by JHINV, JH117 or any other party to them;
(b)	it is bound by the AFFA and those Related Agreements to which it is a party (including, without limitation, the Replacement Parent Guarantee, the Intercreditor Deed and the Performing Subsidiary Intercreditor Deed) and will continue to be bound by the AFFA and those Related Agreements as amended or replaced in accordance with this deed up to, including and after the Irish Registration Date; and

(c)	other than as provided for in clause 3 (“Amendments”), the AFFA and Related Agreements (including, without limitation, the Replacement Parent Guarantee, the Intercreditor Deed and the Performing Subsidiary Intercreditor Deed) remain in full force and

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effect and enforceable against it at all times up to, including and after the Irish Registration Date.
3	Amendments

3.1	AFFA

In consideration of the exchange of promises under this deed and the receipt of valuable consideration which is hereby acknowledged, the parties agree that, as from the Irish Registration Date, the AFFA is varied as set out in Schedule 1.

3.2	Replacement Parent Guarantee

JHI agrees to execute and deliver to the Trustee an amending agreement to the Replacement Parent Guarantee in the form set out in Annexure A (“Amending Agreement (Parent Guarantee)”) on execution of this deed.

3.3	Intercreditor Deed and Performing Subsidiary Intercreditor Deed
(a)	Each party agrees to execute a deed of amendment to the Intercreditor Deed in the form set out in Annexure B (“Amending Deed to Intercreditor Deed”) on execution of this deed.

(b)	Each party agrees to execute a deed of amendment to the Performing Subsidiary Intercreditor Deed in the form set out in Annexure C (“Amending Deed to Performing Subsidiary Intercreditor Deed”) on execution of this deed.

(c)	The parties agree to seek the execution of the deeds of amendment referred to in clauses 3.3(a) and (b) by AET Structured Finance Services Pty Limited as soon as possible after execution of this deed.
3.4	Confirmation in relation to the definition of “JHINV”

Each party confirms that the definition of “JHINV” for the purposes of the AFFA, Intercreditor Deed and the Performing Subsidiary Intercreditor Deed is a reference to:
(a)	with effect from the SE Transformation Date until the Irish Registration Date, JHISE with its corporate seat in The Netherlands; and

(b)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
3.5	Confirmation in relation to the definition of “JHINV Guarantee”

Each party confirms that the definition of “JHINV Guarantee” for the purposes of the AFFA, Intercreditor Deed and the Performing Subsidiary Intercreditor Deed is, with effect on and from the Irish Registration Date, a reference to the Replacement Parent Guarantee as amended by the Amending Agreement (Parent Guarantee).

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3.6	Confirmation in relation to the definition of “JHINV Boards”

Each party confirms that the definition of “JHINV Boards” for the purposes of the AFFA is a reference to:
(a)	with effect from the SE Transformation Date until the Irish Registration Date, each of the Supervisory Board and the Managing Board of JHISE; and

(b)	with effect on and from the Irish Registration Date, the single board of directors of JHISE.
4	Tax Requirements

4.1	Confirmation of Rulings

The parties have agreed that James Hardie Research Holdings Pty Limited (as head company of the James Hardie tax consolidated group) and the Trustee (for itself and for the Liable Entities) will, and JHINV undertakes to procure that James Hardie Research Holdings Pty Limited does, as a result of the Transaction apply to the ATO:
(a)	for rulings (which reaffirm the conclusions and opinions reached by the ATO in the Rulings) to replace the existing Rulings in the event that the Transaction proceeds; and

(b)	for confirmation that the Accepted Tax Conditions will remain unchanged in all material respects,
(together, “ATO Confirmations”). The ATO Confirmations, if obtained, will constitute a renewed or substituted ruling as contemplated by the definition of the term “Ruling” in clause 1.1 of the AFFA.

4.2	Reasonable assistance and information
(a)	The NSW Government agrees to provide any information or assistance reasonably requested by JHINV or the Trustee in relation to the applications for the ATO Confirmations.

(b)	JHINV and the Trustee will keep all parties informed of progress in relation to applying for, and obtaining, the ATO Confirmations and within 2 business days of a request from another party provide copies of correspondence with the ATO, together with any explanation that may reasonably be required.
4.3	JHINV undertaking

JHINV agrees that it will not complete the merger referred to in paragraph (a) of the definition of “Transaction” in this deed before the applications for the ATO Confirmations have been determined. However, nothing in this clause shall prevent JHINV convening and holding a meeting of its shareholders to approve the implementation of the Transaction and undertaking other steps of a preparatory nature.

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4.4	Notification upon receipt of ATO Confirmations
(a)	The ATO Confirmations will be taken to have been obtained if PricewaterhouseCoopers, acting for JHINV and the Trustee, confirm to JHINV and the Trustee and NSWG Tax Advisor, acting for the NSW Government, confirms to the NSW Government, that in their respective opinions the form of the ATO Confirmations satisfy the requirements of clause 4.1.

(b)	JHINV and the Trustee each agree to notify the other parties within 2 business days after the ATO has advised them of its determination in respect of the matters the subject of the application for the ATO Confirmations and to confirm whether or not PricewaterhouseCoopers has given the confirmations contemplated by clause 4.4(a).

(c)	The New South Wales Government agrees to procure that NSWG Tax Advisor provides its opinion within 5 business days of receipt by the New South Wales Government of the notification referred to in clause 4.4(b) and to notify the other parties as to whether or not NSWG Tax Advisor has given the confirmation contemplated by clause 4.4(a) within those 5 business days.

(d)	The provision of the confirmations by PricewaterhouseCoopers and NSWG Tax Advisor contemplated by clause 4.4(a) shall, as between the parties, constitute conclusive evidence that the ATO Confirmations have been obtained. However, failure to obtain the confirmations from PricewaterhouseCoopers and NSWG Tax Advisor as contemplated by clause 4.4(a) shall not prevent JHINV from establishing that the ATO Confirmations have been obtained by other means, including a final declaration by a court of competent jurisdiction.
4.5	Position if ATO Confirmations cannot be obtained

If the applications for the ATO Confirmations have not been determined by 30 September 2009 (or such later date as the parties may agree) then the obligation in clause 4.3 will continue until the earlier of the date on which the applications for the ATO Confirmations are determined and 31 December 2009, on which date JHINV will be released from that obligation. To avoid doubt, the release of JHINV from the obligation in clause 4.3 in accordance with this clause 4.5, or the implementation by JHINV of the Transaction without obtaining the ATO Confirmations after the applications for the ATO Confirmations have been determined, does not affect the remaining provisions of this Deed of Confirmation, the amending agreement to the Replacement Parent Guarantee referred to in clause 3.2, or the deeds of amendment to the Intercreditor Deed and Performing Subsidiary Intercreditor Deed referred to in clauses 3.3(a) and (b), all of which will continue in full force and effect.

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5	Notice of change of details

5.1	JHINV address

For the purposes of clauses 30(b) and 30(i) of the AFFA, JHINV notifies each other party that its new contact address, with effect from the Irish Registration Date, is as follows:
“c/- Arthur Cox
Earlsfort Centre
Earlsfort Terrace
Dublin 2
Ireland
Fax: + 35 3 618 0618
and
Level 3
22 Pitt Street
Sydney NSW 2000
Fax: +61 2 8274 5218”.
5.2	JH117 address

For the purposes of clause 30(b) and 30(i) of the AFFA, JH117 notifies each other party that its new contact address, with effect from the Irish Registration Date, is as follows:
“c/- Arthur Cox
Earlsfort Centre
Earlsfort Terrace
Dublin 2
Ireland
Fax: +35 3 618 0618
and
Level 3
22 Pitt Street
Sydney NSW 2000
Fax: +61 2 8274 5218”.
5.3	Other details unchanged

For the avoidance of doubt, the other notice details for JHINV and JH117 specified in clause 30 of the AFFA remain unchanged.

6	Costs

Each party shall be responsible for its own costs, charges and expenses in connection with the preparation, negotiation and execution of this deed.

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7	Counterparts

This deed may consist of a number of copies each signed by one or more parties to the deed. If so, the signed copies are treated as making up the one document.

8	Governing law and submission to jurisdiction

This deed is governed by the law in force in New South Wales. Each party submits to the non-exclusive jurisdiction of the courts of that place and waives any right to claim that those courts are an inconvenient forum.

9	Preservation of obligations and further assurances

If for any reason any provision of the AFFA or the Replacement Parent Guarantee, in each case as amended in accordance with this deed (“Affected Provision”), becomes void, voidable, unenforceable or otherwise ceases to have effect for any reason as a result of the Transaction or the implementation of the Transaction:
(a)	each party upon whom any obligation is imposed by the Affected Provision covenants by this deed to be bound in respect of that obligation by a provision which, to the maximum extent possible without itself being void, voidable, unenforceable or ineffective, has the same content as the Affected Provision; and

(b)	the parties agree to execute any further documents and do any further acts or things necessary to give effect to this clause.
10	Service of documents
(a)	A document may be served on a party by delivering it to that party at its address specified for the purposes of clause 30 (“Notices”) of the AFFA.

(b)	This clause 10 does not prevent another mode of service.

(c)	JHI irrevocably appoints James Hardie Australia Pty Limited (ACN 084 635 558) as its agent to receive service of process in any legal action or proceeding related to this deed in the courts of New South Wales, and must appoint a substitute agent reasonably acceptable to the NSW Government if the then current agent is unable to receive service of process.
EXECUTED as a deed.

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Deed of Confirmation
Schedule 1 — Amendments to AFFA
The AFFA is amended as follows:
•	The definition of “Insolvent” in clause 1.1 (“Definitions”) is amended by deleting paragraph (b) and replacing it with the following paragraph:
“(b)	was established under Irish law and files a petition with any court in the Republic of Ireland in relation to its liquidation, the bringing forward of a scheme of arrangement or the appointment of an examiner;”.
•	The definition of “Joint Board” in clause 1.1 (“Definitions”) is deleted.

•	The definition of “Reconstruction Event” in clause 1.1 (“Definitions”) is amended by deleting paragraph (c) and replacing it with the following paragraph:
“(c)	a filing of a petition for the appointment of an examiner or the bringing forward of a scheme of arrangement under Irish law;”.
•	The definition of “Wind-Up Event” in clause 1.1 (“Definitions”) is amended by deleting paragraphs (d) and (e) and replacing them with the following paragraphs:
“(d)	the dissolution of such Person under Irish law or the law of any other jurisdiction;

(e)	[intentionally blank];”.
•	Clause 10.3(g)(i) (“JHINV Wind Up Event or Reconstruction Event”) is amended by deleting the words “Dutch law” on the sixth line and replacing them with “Irish law”.

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Deed of Confirmation
Annexure A — Amending Agreement to Replacement Parent Guarantee

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Annexure A
Amending Agreement —
Parent Guarantee
Dated 23 June 2009
Asbestos Injuries Compensation Fund Limited in its capacity as trustee for the Charitable Fund (“AICF”)
The State of New South Wales (“NSW Government”)
James Hardie Industries N.V. (“JHINV”)
Mallesons Stephen Jaques
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.mallesons.com
Ref: 02-5501-6101

Amending Agreement — Parent Guarantee
Contents

Details	1

General terms	2

1 Interpretation	2

2 Confirmations and acknowledgement	2

2.1 Confirmation in relation to definition of “Guarantor”	2
2.2 JHI Confirmation	2
2.3 Conflict	3
2.4 Consideration	3

3 Amendments	3

3.1 Parent Guarantee	3
3.2 Irrevocable Power of Attorney	3

4 Representations and warranties by JHI	3

5 Costs	4

6 General	4

7 Counterparts	4

8 Governing law	4

Schedule 1 — Irish Registration Date Amendments	6

Schedule 2 — Conformed copy of the Parent Guarantee incorporating the Irish Registration Date Amendments	9

Schedule 3 — Third Irrevocable Power of Attorney	10

Signing page	11

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Amending Agreement — Parent Guarantee
Details

Parties	AICF, NSW Government and JHINV
AICF	Name	Asbestos Injuries Compensation Fund Limited a company limited by guarantee incorporated under the laws of the State of New South Wales, Australia, in its capacity as trustee for the Charitable Fund established under the Amended and Restated Trust Deed dated 14 December 2006 between it as trustee and JHINV

	ACN	117 363 461

	Address	Level 7, 233 Castlereagh Street Sydney New South Wales, 2000

NSW Government	Name	The State of New South Wales

	Address	c/- Department of Premier and Cabinet, Level 39, Governor Macquarie Tower, 1 Farrer Place, Sydney, NSW, 2000

JHINV	Name	James Hardie Industries N.V. a limited liability company incorporated in The Netherlands

	ARBN	097 829 895

	Address	Atrium, 8th floor, Strawinskylaan 3077, 1077ZX Amsterdam, The Netherlands (with its Australian registered office at Level 3, 22 Pitt Street, Sydney in the State of New South Wales)

Recitals	AICF, NSW Government and JHINV are parties to the Parent Guarantee and wish to amend the Parent Guarantee on the terms set out in this agreement.

Date of Amending Deed	23 June 2009

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Amending Agreement — Parent Guarantee
General terms
1	Interpretation

These meanings apply unless the contrary intention appears:

Irish Registration Date means the date on which JHISE is registered by the Registrar of Companies of Ireland as having its registered office in Ireland.

JHI means:
(a)	prior to the SE Transformation Date, JHINV;

(b)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(c)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
JHISE means JHINV once it has converted from its present corporate form as a Dutch NV (Naamloze Vernootschap) into an SE (Societas Europaea).

Parent Guarantee means the Guarantee dated 14 December 2006 between AICF, the NSW Government and JHINV.

SE Transformation Date means the date on which JHINV is registered as a “Societas Europaea” on the Dutch Trade Register pursuant to European Union Council Regulation 2157/2001.

2	Confirmations and acknowledgement

2.1	Confirmation in relation to definition of “Guarantor”

Each party confirms that the definition of “Guarantor” for the purposes of the Parent Guarantee is a reference to:
(a)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(b)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
2.2	JHI Confirmation

JHI confirms that, other than as provided for in clause 3 (“Amendments”), the Parent Guarantee remains in full force and effect and enforceable against it up to, including and after each of the SE Transformation Date and the Irish Registration Date.

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2.3	Conflict

If there is a conflict between the Parent Guarantee and this agreement, the terms of this agreement prevail.

2.4	Consideration

This agreement is entered into in consideration of the parties’ exchange of promises under this agreement and the receipt of valuable consideration which is hereby acknowledged.

3	Amendments

3.1	Parent Guarantee

As from the Irish Registration Date, the Parent Guarantee is amended as set out in schedule 1. The parties acknowledge that the amendments to the Parent Guarantee effected by this clause 3.1 are accurately reflected in the conformed copy of the Parent Guarantee attached at schedule 2.

3.2	Irrevocable Power of Attorney

The parties acknowledge that the Second Irrevocable Power of Attorney dated December 2006 between AICF and NSW Government will be replaced by a Third Irrevocable Power of Attorney between those parties in the form attached at schedule 3 from the date of execution of that Third Irrevocable Power of Attorney. To avoid doubt, JHI’s execution of this agreement constitutes its prior written consent to the replacement effected by this clause 3.2 for the purposes of clause 6.3(c) of the Parent Guarantee.

4	Representations and warranties by JHI

JHI warrants as at the date of this agreement and repeats such warranty as at the SE Transformation Date and as at the Irish Registration Date that the following is true, accurate and not misleading:
(a)	it has been duly incorporated and is validly existing under the laws of the jurisdiction of its incorporation and has the necessary corporate capacity and power to enter into this agreement and to perform its obligations under this agreement;

(b)	all corporate and other action required to be taken by JHI to authorise the execution of this agreement and the performance of its obligations under this agreement has been duly taken;

(c)	this agreement has been duly executed on behalf of JHI and constitutes legal, valid and binding obligations of JHI, enforceable in accordance with their terms subject to the terms of the opinion from Loyens Loeff delivered to the NSW Government and the Fund Trustee on or about the date of this agreement;

(d)	the execution and performance of this agreement do not conflict with or result in a breach of any provision of the memorandum or articles of association of JHI or any provision of any applicable law in force on the date of this agreement or any deed to which JHI is a party, or on the SE Transformation Date or the Irish Registration Date;

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(e)	no approval, consent, license or notice to any regulatory or governmental body (other than such approvals, consents, licenses or notices as have been obtained or given) is necessary to ensure the validity, enforceability or performance of the obligations of JHI under this agreement;

(f)	the Parent Guarantee as amended by this agreement constitutes legal, valid and binding obligations of JHI, enforceable in accordance with their terms subject to the terms of the opinion from Arthur Cox delivered to the NSW Government and the Fund Trustee on or about the date of this agreement;

(g)	the performance of the Parent Guarantee as amended by this agreement does not conflict with or result in a breach of any provision of the memorandum or articles of association of JHI or any provision of any applicable law in force on the date of this agreement;

(h)	no approval, consent, license or notice to any regulatory or governmental body (other than such approvals, consents, licenses or notices as have been obtained or given) is necessary to ensure the validity, enforceability or performance of the obligations of JHI under the Parent Guarantee as amended by this agreement; and

(i)	without limiting paragraphs (e) and (g) above, Dutch law does not preclude or otherwise prejudice the agreement of JHI as a Dutch company to the Irish Registration Date amendments set out in Schedule 1, which will only take effect on the Irish Registration Date.
JHI warrants as at the Irish Registration Date, the performance of the Parent Guarantee as amended by this agreement does not conflict with or result in a breach of any provision of the memorandum or articles of association of JHI or any provision of any applicable law in force on the Irish Registration Date.

5	Costs

Each party shall be responsible for its own costs, charges and expenses in connection with the preparation, negotiation and execution of this agreement.

6	General

Clause 5 (“Notices”) of the Parent Guarantee applies to this agreement as if it was fully set out in this agreement.

7	Counterparts

This agreement may consist of a number of copies each signed by one or more parties to the deed. If so, the signed copies are treated as making up the one document.

8	Governing law

This agreement is governed by the law in force in the Netherlands, with the exception of the Netherlands private international law. Any dispute arising out

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of or in connection with this agreement shall be exclusively decided by the competent court in Amsterdam.
EXECUTED as an agreement.

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Amending Agreement — Parent Guarantee
Schedule 1 — Irish Registration Date Amendments
The Parent Guarantee is amended as follows:
1	The definition of “Final Funding Agreement” in clause 1 (“Interpretation”) is amended by inserting the words “, as amended from time to time” after the word Agreement in the third line.

2	Clause 2.4 (“Guarantee”) is amended by deleting the sentence “This Guarantee is not a contract of surety (borgtocht).” and replacing it with the following sentence:
“The liability of the Guarantor under this Guarantee shall be as sole and primary obligor and not merely as surety and the Guarantor hereby waives all and any of its rights as surety which may at any time be inconsistent with any of the provisions of this Guarantee.”.
3	Clause 2.7 (“Guarantee”) is amended by inserting the words “, insolvency, winding-up, dissolution, examinership, the granting of court protection, administration, composition or arrangement” after the words “moratorium of payment” in the fifth line.

4	Clause 2.9(a) (“Guarantee”) is amended by inserting the words “insolvency, dissolution, examinership, the granting of court protection, administration, composition or arrangement,” after the words “winding-up” in the first line.

5	Clause 3.2 (“Enforcement”) is amended by deleting the word “(verzuim)” in the fourth line and replacing it with “in respect of the making of such Annual Payment”.

6	Clause 3.3(b) (“Enforcement”) is amended by:
—	deleting the word “a” in the first line and replacing it with “any insolvency,”; and

—	inserting the words “examinership, the granting of court protection, administration, composition or arrangement,” after the words “winding-up” in the second line.
7	Clause 3.4 (“Enforcement”) is amended by deleting the words “(kort geding)” in the third line.

8	Clause 3.5 (“Enforcement”) is amended by:
—	deleting the word “(verrekening),” in the first line and replacing it with “or”; and

—	deleting the words “or suspension (opschorting)”.
9	Clause 3.6 is deleted and replaced with “[intentionally blank]”.

10	Clause 3.7(a)(i) (“Enforcement”) is deleted and replaced with the following:

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“(i)	proceed against or exhaust or enforce any security held from the Performing Subsidiary, any other guarantor or any other Person or make or file any proof of claim in any insolvency proceedings relative to the Performing Subsidiary, any other guarantor or any other person,”.
11	Clause 3.7(a)(iii) (“Enforcement”) is amended by deleting the word “Guarantee” in the first line and replacing it with the word “Fund”.

12	Clause 3.7(d) (“Enforcement”) is amended by inserting a new sub-paragraph (iii) as follows (and re-numbering sub-paragraph (iii) as sub-paragraph (iv) accordingly):
“(ii)	the right to interpose any defence based upon any claim of laches or set-off or counterclaim of any nature or description;”.
13	Insert a new clause 3.8 as follows:
“3.8	The Guarantor confirms to the Fund Trustee and the NSW Government that neither the Fund Trustee nor the NSW Government need advise the Guarantor of any default by the Performing Subsidiary in respect of the Guaranteed Obligations.”
14	Clause 5.1 is amended by replacing the existing address details for the NSW Government and the Guarantor with the following:

“To the NSW Government:

Name:	The State of New South Wales, c/- Department of Premier and Cabinet

Address:	Level 39, Governor Macquarie Tower, Farrer Place, Sydney, NSW 2000

Fax number:	+ 61 2 9228 3062

Attention:	Deputy Director-General (Legal)

To the Guarantor:

Name:	James Hardie Industries S.E.

Address:	c/- Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland

Fax number:	+35 3 618 0618

and

Level 3, 22 Pitt Street, Sydney, NSW 2000

Fax number:	+61 2 8274 5218

Attention:	General Counsel”
15	Clause 6.4 (“NSW Government’s right to enforce”) is deleted.

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16	Clause 7 (“Choice of law and jurisdiction”) is deleted and replaced with the following:
“7.	CHOICE OF LAW AND JURISDICTION
7.1	This Guarantee shall be governed by and construed in accordance with the laws of Ireland.

7.2	The courts of Ireland have exclusive jurisdiction to settle any dispute arising out of or in connection with this Guarantee (including a dispute regarding the existence, validity or termination of this Guarantee) (a “Dispute”).

7.3	The parties hereto agree that the courts of Ireland are the most appropriate and convenient courts to settle Disputes and accordingly no party hereto will argue to the contrary.

7.4	This clause 7 is for the benefit of each of the Fund Trustee and the NSW Government. As a result, each of the Fund Trustee and the NSW Government shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, each of the Fund Trustee and the NSW Government may take concurrent proceedings in any number of jurisdictions.”
17	Insert a new clause 9 as follows:
“9.	RULE AGAINST PERPETUITIES

Nothing in this Guarantee shall authorise or permit the postponement of any estate or interest arising under the trusts created in this Guarantee from vesting outside the perpetuity period. In this context “perpetuity period” means the period commencing on the date of this Guarantee and ending on the expiration of 21 years from the date of the death of the last survivor of the descendants now living of the President of Ireland, Mary McAleese.”

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Amending Agreement — Parent Guarantee
Schedule 2 — Conformed copy of the Parent
Guarantee incorporating the Irish Registration
Date Amendments

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Amending Agreement — Parent Guarantee
Schedule 3 — Third Irrevocable Power of Attorney

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Amending Agreement — Parent Guarantee
Signing page

DATED: 23 June	2009

SIGNED by The Honourable John	)
Hatzistergos MLC	)
Attorney-General of New South Wales	)
)
)
)
for THE STATE OF NEW SOUTH	)
WALES in the presence of:	)
)
)
/s/ Leigh Rae Sanderson	)	/s/ John Hatzistergos

Signature of witness	)	Signature
)
Leigh Rae Sanderson	)	Attorney General

Name of witness (block letters ))		Office of Signatory
)
)

EXECUTED by ASBESTOS INJURIES	)
COMPENSATION FUND LIMITED in	)
accordance with section 127(1) of	)
the Corporations Act 2001 (Cwlth ))
by authority of its directors:	)
)
)
/s/ Joanne Marchione	)	/s/ Dallas Booth

Signature of director	)	Signature of company
	)	secretary*
	)	*delete whichever is not applicable
)
Joanne Marchione	)	Dallas Booth

Name of director (block letters ))		Name of company secretary*
	)	(block letters ) *delete whichever is not applicable

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EXECUTED by	)
)
)
Marin Firek and Sean O’ Sullivan	)
as an authorised signatory for, and	)	/s/ Marcin Firek

SEALED AND DELIVERED as a deed by,	)	By executing this agreement the
JAMES HARDIE INDUSTRIES N.V. in	)	signatory states that the signatory has
the presence of:	)	received no notice of revocation of the
	)	authority under which the signatory
	)	signs this agreement
)
/s/ Timothy William Blue	)	Attorney

Signature of witness	)	Position
)
Timothy William Blue	)
Name of witness (block letters ))
	)	/s/ Sean O’ Sullivan

	)	By executing this agreement the
	)	signatory states that the
	)	signatory has received no notice
	)	of revocation of the authority
	)	under which the signatory signs
	)	this agreement
)
)
	)	Attorney

	)	Position

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Deed of Confirmation
Annexure B — Amending Deed to Intercreditor Deed

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Annexure B
Amending Deed —
Intercreditor Deed
Dated 23 June 2009
Asbestos Injuries Compensation Fund Limited in its capacity as trustee for the Charitable Fund (“Fund Trustee”)
The State of New South Wales (“NSW Government”)
James Hardie Industries N.V. (“JHINV”)
AET Structured Finance Services Pty Limited (“Guarantee Trustee”)
Mallesons Stephen Jaques
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.mallesons.com
Ref: 02-5501-6101

Amending Deed — Intercreditor Deed
Contents

Details	1

General terms	2

1 Interpretation	2

2 Confirmations and acknowledgement	2

2.1 Confirmation in relation to definition of “JHINV”	2
2.2 Confirmation	2
2.3 Conflict	2
2.4 Consideration	3

3 Amendments	3

4 Costs	3

5 General	3

6 Counterparts	3

7 Governing law	3

Schedule 1 — Irish Registration Date Amendments	4

Signing page	6

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Amending Deed — Intercreditor Deed
Details

Parties	Fund Trustee, NSW Government, JHINV and the Guarantee Trustee
Fund Trustee	Name	Asbestos Injuries Compensation Fund Limited a company limited by guarantee incorporated under the laws of the State of New South Wales, Australia, in its capacity as trustee of the Charitable Fund established under the Amended and Restated Trust Deed dated 14 December 2006 between it as trustee and JHINV

	ACN	117 363 461

	Address	Level 7, 233 Castlereagh Street, Sydney NSW 2000

NSW Government	Name	The State of New South Wales

	Address	c/- Department of Premier and Cabinet, Level 39, Governor Macquarie Tower, 1 Farrer Place, Sydney, NSW, 2000

JHINV	Name	James Hardie Industries N.V. a limited liability company incorporated in The Netherlands

	ARBN	097 829 895

	Address	Atrium, 8th floor, Strawinskylaan 3077, 1077ZX Amsterdam, The Netherlands (with its Australian registered office at Level 3, 22 Pitt Street, Sydney in the State of New South Wales)

Guarantee Trustee	Name	AET Structured Finance Services Pty Ltd in its capacity as trustee for the Financiers under the Guarantee Trust

	ABN	12 106 424 088

	Address	Level 22, 207 Kent Street, Sydney, NSW, 2000

Recitals	The Fund Trustee, NSW Government, JHINV and the Guarantee Trustee are parties to the Intercreditor Deed and wish to amend the Intercreditor Deed on the terms set out in this deed.

Date of Amending Deed	June 2009

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Amending Deed — Intercreditor Deed
General terms
1	Interpretation

These meanings apply unless the contrary intention appears:

Intercreditor Deed means the document entitled “Intercreditor Deed” dated 19 December 2006 between the NSW Government, JHINV, the Fund Trustee and the Guarantee Trustee.

Irish Registration Date means the date on which JHISE is registered by the Registrar of Companies of Ireland as having its registered office in Ireland.

JHISE means JHINV once it has converted from its present corporate form as a Dutch NV (Naamloze Vernootschap) into an SE (Societas Europaea).

SE Transformation Date means the date on which JHINV is registered as a “Societas Europaea” on the Dutch Trade Register pursuant to European Union Council Regulation 2157/2001.

2	Confirmations and acknowledgement

2.1	Confirmation in relation to definition of “JHINV”

Each party confirms that the definition of “JHINV” for the purposes of the Intercreditor Deed is a reference to:
(a)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(b)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
2.2	Confirmation

Each party confirms that, other than as provided for in clause 3 (“Amendments”):
(a)	it is bound by and will continue to be bound by the Intercreditor Deed; and

(b)	the Intercreditor Deed remains in full force and effect and enforceable against it,

up to, including and after each of the SE Transformation Date and the Irish Registration Date.
2.3	Conflict

If there is a conflict between the Intercreditor Deed and this deed, the terms of this deed prevail.

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2.4	Consideration

This deed is entered into in consideration of the parties’ exchange of promises under this deed and the receipt of valuable consideration which is hereby acknowledged.

3	Amendments

As from the Irish Registration Date, the Intercreditor Deed is amended as set out in schedule 1.

4	Costs

Each party shall be responsible for its own costs, charges and expenses in connection with the preparation, negotiation and execution of this deed.

5	General

Clause 11 (“Notices”) of the Intercreditor Deed applies to this deed as if it was fully set out in this deed.

6	Counterparts

This deed may consist of a number of copies each signed by one or more parties to the deed. If so, the signed copies are treated as making up the one document.

7	Governing law

This deed is governed by the law in force in New South Wales. Each party submits to the non-exclusive jurisdiction of the courts of that place and waives any right to claim that those courts are an inconvenient forum.

8	Guarantee Trustee limitation of liability

Clause 15 (“Guarantee Trustee limitation of liability”) of the Intercreditor Deed applies to this deed as if fully set out in this deed.
EXECUTED as an deed.

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Amending Deed — Intercreditor Deed
Schedule 1 — Irish Registration Date Amendments
The Intercreditor Deed is amended as follows:
•	Clause 3.4 (“Status and ranking of the Compensation Debt”) is amended by:
–	deleting the words “(concurrente vordering)” in paragraph (a); and

–	deleting paragraph (c) and replacing it with “[intentionally blank]”.
•	Schedule 1 (“Financier Nomination Letter”) is amended by:
–	deleting the words “(concurrente vordering)” in paragraph (a); and

–	deleting paragraph (c) and replacing it with “[intentionally blank]”.
•	The definition of “Business Day’ in clause 1 of Attachment A is amended by deleting the words “Amsterdam, The Netherlands” and replacing them with “Dublin, the Republic of Ireland”.

•	Deleting the definition of “Insolvency Official” in clause 1 of attachment A and replacing it with the following:
“Insolvency Official means a custodian, receiver and manager, trustee, liquidator, provisional liquidator, administrator, examiner or any other officer appointed in connection with the Insolvency of JHINV and includes, without limitation:
(a)	a receiver, an examiner and a liquidator appointed under Irish law or a trustee or debtor in possession in any proceedings under Chapter 7 or Chapter 11 of the US Bankruptcy Code in relation to JHINV (or another member of the JHINV Group in circumstances where the US bankruptcy court has jurisdiction to make an order affecting the nature, timing, quantum or ranking of creditors’ claims against JHINV); and

(b)	where the context so requires, a supervisory judge or a court of competent jurisdiction in respect of the Insolvency of JHINV.”
•	The definition of “Insolvent” in clause 1 of Attachment A is amended by deleting paragraph (b) and replacing it with the following paragraph:
“(b)	was established under Irish law and files a petition with any court in the Republic of Ireland in relation to its liquidation, the bringing forward of a scheme of arrangement or the appointment of an examiner;”.
•	The definition of “Reconstruction Event” in clause 1 of Attachment A is amended by deleting paragraph (c) and replacing it with the following paragraph:

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“(c)	a filing of a petition for the appointment of an examiner or the bringing forward of a scheme of arrangement under Irish law;”.
•	Deleting the definition of “Trust Convention” in clause 1 of Attachment A.

•	The definition of “Wind-Up Event” in clause 1 of Attachment A is amended by deleting paragraphs (d) and (e) and replacing them with the following paragraphs:
“(d)	the dissolution of such Person under Irish law or the law of any other jurisdiction;

(e)	[intentionally blank];”.
•	Clause 2(f)(ix) (“Interpretation”) of Attachment A is amended by deleting the words “Dutch law” on the second line and replacing them with “Irish law”.

•	Deleting clause 3 (“Trust Convention”) of Attachment A.

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Amending Deed — Intercreditor Deed
Signing page
DATED: 23 June 2009

SIGNED, SEALED AND	)
DELIVERED by The Honourable	)
John Hatzistergos MLC	)
Attorney-General of New South Wales	)
)
)
)
for THE STATE OF NEW SOUTH	)
WALES in the presence of:	)
)
)
/s/ Leigh Rae Sanderson	)	/s/ John Hatzistergos

Signature of witness	)	Signature
)
Leigh Rae Sanderson	)	Attorney General

Name of witness (block letters))		Office of Signatory
)

EXECUTED by ASBESTOS	)
INJURIES COMPENSATION	)
FUND LIMITED in accordance with	)
section 127(1) of the Corporations Act	)
2001 (Cwlth) by authority of its	)
directors:	)
)
/s/ Joanne Marchione	)	/s/ Dallas Booth
Signature of director	)	Signature of company
	)	secretary*
	)	*delete whichever is not applicable
)
Joanne Marchione	)	Dallas Booth

Name of director (block letters))		Name of company
	)	secretary* (block letters)
	)	*delete whichever is not applicable

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EXECUTED by	)
)
)
Marin Firek and Sean O’ Sullivan	)
as an authorised signatory for, and	)	/s/ Marcin Firek

SEALED AND DELIVERED as a	)	By executing this deed the
deed by, JAMES HARDIE	)	signatory states that the
INDUSTRIES N.V. in the presence of:	)	signatory has received no notice
Signature of witness	)	of revocation of the authority
Name of witness (block letters))		under which the signatory signs
	)	this deed
)
/s/ Timothy William Blue	)	Attorney

Signature of witness	)	Position
)
Timothy William Blue	)

Name of witness (block letters))
)
	)	/s/ Sean O’ Sullivan

	)	By executing this deed the
	)	signatory states that the
	)	signatory has received no notice
	)	of revocation of the authority
	)	under which the signatory signs
	)	this deed
)
	)	Attorney

	)	Position

The Common Seal of AET Structured Finance Services Pty Limited ABN 12 106 424 088 was affixed with the authority of:

(signed)

(print name)

Authorised Officer

(signed)

(print name)

Authorised Officer

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Deed of Confirmation
Annexure C — Amending Deed to Performing Subsidiary Intercreditor Deed

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Annexure C
Amending Deed —
Performing Subsidiary
Intercreditor Deed
Dated 23 June 2009
Asbestos Injuries Compensation Fund Limited in its capacity as trustee for the Charitable Fund (“Fund Trustee”)
The State of New South Wales (“NSW Government”)
James Hardie 117 Pty Limited (formerly known as LGTDD Pty Limited) (“JH117”)
AET Structured Finance Services Pty Limited (“Guarantee Trustee”)
Mallesons Stephen Jaques
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.mallesons.com
Ref: 02-5501-6101

Amending Deed — Performing Subsidiary Intercreditor Deed
Contents

Details		1

General terms		2

1	Interpretation	2

2	Confirmations and acknowledgement	2

2.1	Confirmation in relation to definition of “JHINV”	2
2.2	Confirmation	2
2.3	Conflict	3
2.4	Consideration	3

3	Amendments	3

4	Costs	3

5	General	3

6	Counterparts	3

7	Governing law	3

Schedule 1 — Irish Registration Date Amendments		4

Signing page		5

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Amending Deed — Performing Subsidiary Intercreditor Deed
Details

Parties	Fund Trustee, NSW Government, JH117 and the Guarantee Trustee
Fund Trustee	Name	Asbestos Injuries Compensation Fund Limited a company limited by guarantee incorporated under the laws of the State of New South Wales, Australia, in its capacity as trustee for the CharitableFund established under the Amended and Restated Trust Deed dated 14 December 2006 between it as trustee and JHINV

	ACN	117 363 461

	Address	Level 7, 233 Castlereagh Street, Sydney NSW 2000

NSW Government	Name	The State of New South Wales

	Address	c/- Department of Premier and Cabinet, Level 39, Governor Macquarie Tower, 1 Farrer Place, Sydney, NSW, 2000

JH117	Name	James Hardie 117 Pty Limited

	ABN	30 116 110 948

	Address	Level 3, 22 Pitt Street, Sydney in the State of New South Wales

Guarantee Trustee	Name	AET Structured Finance Services Pty Ltd in its capacity as trustee for the Financiers under the Guarantee Trust

	ABN	12 106 424 088

	Address	Level 22, 207 Kent Street, Sydney, NSW, 2000

Recitals	The Fund Trustee, NSW Government, JH117 and the Guarantee Trustee are parties to the Performing Subsidiary Intercreditor Deed and wish to amend the Performing Subsidiary Intercreditor Deed on the terms set out in this deed.

Date of Amending Deed	June 23 2009

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Amending Deed — Performing Subsidiary Intercreditor Deed
General terms
1	Interpretation

These meanings apply unless the contrary intention appears:

Irish Registration Date means the date on which JHISE is registered by the Registrar of Companies of Ireland as having its registered office in Ireland.

JHINV means James Hardie Industries N.V. (ARBN 097 829 895).

JHISE means JHINV once it has converted from its present corporate form as a Dutch NV (Naamloze Vernootschap) into an SE (Societas Europaea).

Performing Subsidiary Intercreditor Deed means the document entitled “Performing Subsidiary Intercreditor Deed” dated 19 December 2006 between the NSW Government, the Fund Trustee, JH117 and the Guarantee Trustee.

SE Transformation Date means the date on which JHINV is registered as a “Societas Europaea” on the Dutch Trade Register pursuant to the European Union Council Regulation 2157/2001.

2	Confirmations and acknowledgement

2.1	Confirmation in relation to definition of “JHINV”

Each party confirms that the definition of “JHINV” for the purposes of the Performing Subsidiary Intercreditor Deed is a reference to:
(a)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(b)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
2.2	Confirmation

Each party confirms that, other than as provided for in clause 3 (“Amendments”):
(a)	it is bound by and will continue to be bound by the Performing Subsidiary Intercreditor Deed; and

(b)	the Performing Subsidiary Intercreditor Deed remains in full force and effect and enforceable against it, up to, including and after each of the SE Transformation Date and the Irish Registration Date.

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2.3	Conflict

If there is a conflict between the Performing Subsidiary Intercreditor Deed and this deed, the terms of this deed prevail.

2.4	Consideration

This deed is entered into in consideration of the parties’ exchange of promises under this deed and the receipt of valuable consideration which is hereby acknowledged.

3	Amendments

As from the Irish Registration Date, the Performing Subsidiary Intercreditor Deed is amended as set out in schedule 1.

4	Costs

Each party shall be responsible for its own costs, charges and expenses in connection with the preparation, negotiation and execution of this deed.

5	General

Clause 11 (“Notices”) of the Performing Subsidiary Intercreditor Deed applies to this deed as if it was fully set out in this deed.

6	Counterparts

This deed may consist of a number of copies each signed by one or more parties to the deed. If so, the signed copies are treated as making up the one document.

7	Governing law

This deed is governed by the law in force in New South Wales. Each party submits to the non-exclusive jurisdiction of the courts of that place and waives any right to claim that those courts are an inconvenient forum.

8	Guarantee Trustee limitation of liability

Clause 15 (“Undertaking and Guarantee Trustee limitation of liability”) of the Performing Subsidiary Intercreditor Deed applies to this deed as if fully set out in this deed.
EXECUTED as an deed.

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Amending Deed — Performing Subsidiary Intercreditor Deed
Schedule 1 — Irish Registration Date Amendments
The Performing Subsidiary Intercreditor Deed is amended as follows:
•	Clause 1 of Attachment A is amended by deleting the definition of “Insolvency Official” and replacing it with the following:
“Insolvency Official means a custodian, receiver, receiver and manager, trustee, liquidator, provisional liquidator, administrator, examiner or any other officer appointed in connection with the Insolvency of the Performing Subsidiary”.
•	The definition of “Insolvent” in clause 1 of Attachment A is amended by deleting paragraph (b) and replacing it with the following paragraph:
“(b)	was established under Irish law and files a petition with any court in the Republic of Ireland in relation to its liquidation, the bringing forward of a scheme of arrangement or the appointment of an examiner;”.
•	The definition of “Reconstruction Event” in clause 1 of Attachment A is amended by deleting paragraph (c) and replacing it with the following paragraph:
“(c)	a filing of a petition for the appointment of an examiner or the bringing forward of a scheme of arrangement under Irish law;”.
•	The definition of “Wind-Up Event” in clause 1 of Attachment A is amended by deleting paragraphs (d) and (e) and replacing them with the following paragraphs:
“(d)	the dissolution of such Person under Irish law or the law of any other jurisdiction;

(e)	[intentionally blank];”.

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Deed of Confirmation
Signing page
DATED:                                          2009

SIGNED, SEALED AND	)
DELIVERED by The Honourable	)
John Hatzistergos MLC	)
Attorney-General of New South	)
Wales	)
)
)
for THE STATE OF NEW SOUTH	)
WALES in the presence of:	)
)
)
Signature of witness	) )	Signature
)
Name of witness (block letters)	) )	Office of Signatory

EXECUTED by ASBESTOS	)
INJURIES COMPENSATION	)
FUND LIMITED in accordance with	)
section 127(1) of the Corporations	)
Act 2001 (Cwlth) by authority of its	)
directors:	)
)
)
Signature of director	) )	Signature of director/company secretary*
	)	*delete whichever is not applicable
)
Name of director (block letters)	) )	Name of director/company secretary* (block letters)
*delete whichever is not applicable

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EXECUTED by	)
)
)
)
)
as an authorised signatory for, and	)

SEALED AND DELIVERED as a	)	By executing this deed the signatory
deed by, JAMES HARDIE	)	states that the signatory has received
INDUSTRIES N.V. in the presence	)	no notice of revocation of the
of:	)	authority under which the signatory
	)	signs this deed
)
)

Signature of witness	)	Position
)
Name of witness (block letters))
)
)

	)	By executing this deed the signatory
	)	states that the signatory has received
	)	no notice of revocation of the
	)	authority under which the signatory
	)	signs this deed
)
)

	)	Position

EXECUTED by JAMES HARDIE	)
117 PTY LIMITED in accordance	)
with section 127(1) of the	)
Corporations Act 2001 (Cwlth) by	)
authority of its directors:	)
)
)
)

Signature of director	)	Signature of director/company
	)	secretary*
	)	*delete whichever is not applicable
)
)

Name of director (block letters))

	)	Name of director/company secretary*
	)	(block letters)
	)	*delete whichever is not applicable

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Amending Deed — Performing Subsidiary Intercreditor Deed
Signing page

DATED:		2009
SIGNED, SEALED AND	)
DELIVERED by The Honourable	)
John Hatzistergos MLC	)
Attorney-General of New South Wales	)
)
)
)
for THE STATE OF NEW SOUTH	)
WALES in the presence of:	)
)
)
/s/ Leigh Rae Sanderson	)	/s/ John Hatzistergos

Signature of witness	)	Signature
)
Leigh Rae Sanderson	)	Attorney General

Name of witness (block letters))		Office of Signatory
)

EXECUTED by ASBESTOS	)
INJURIES COMPENSATION	)
FUND LIMITED in accordance with	)
section 127(1) of the Corporations Act	)
2001 (Cwlth) by authority of its	)
directors:	)
)
)
/s/ Joanne Marchione	)	/s/ Dallas Booth

Signature of director	)	Signature of company
	)	secretary*
	)	*delete whichever is not applicable
)
)
Joanne Marchione	)	Dallas Booth

Name of director (block letters))		Name of company
	)	secretary* (block letters)
	)	*delete whichever is not applicable

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EXECUTED by JAMES HARDIE	)
117 PTY LIMITED in accordance	)
with section 127(1) of the Corporations	)
Act 2001 (Cwlth) by authority of its	)
directors:	)
)
)
/s/ Bruce Potts	)	/s/ Marcin Firek

Signature of director	)	Signature of /company
	)	secretary*
	)	*delete whichever is not applicable
)
Bruce Potts	)	Marcin Firek

Name of director (block letters))		Name of /company
	)	secretary* (block letters)
	)	*delete whichever is not applicable

The Common Seal of AET Structured Finance Services Pty Limited ABN 12 106 424 088 was affixed with the authority of:

(signed)

(print name)

Authorised Officer

(signed)

(print name)

Authorised Officer

Amending Agreement — Parent Guarantee
Details

Parties	AICF, NSW Government and JHINV
AICF	Name	Asbestos Injuries Compensation Fund Limited a company limited by guarantee incorporated under the laws of the State of New South Wales, Australia, in its capacity as trustee for the Charitable Fund established under the Amended and Restated Trust Deed dated 14 December 2006 between it as trustee and JHINV

	ACN	117 363 461

	Address	Level 7, 233 Castlereagh Street Sydney New South Wales, 2000

NSW Government	Name	The State of New South Wales

	Address	c/- Department of Premier and Cabinet, Level 39, Governor Macquarie Tower, 1 Farrer Place, Sydney, NSW, 2000

JHINV	Name	James Hardie Industries N.V. a limited liability company incorporated in The Netherlands

	ARBN	097 829 895

	Address	Atrium, 8th floor, Strawinskylaan 3077, 1077ZX Amsterdam, The Netherlands (with its Australian registered office at Level 3, 22 Pitt Street, Sydney in the State of New South Wales)

Recitals	AICF, NSW Government and JHINV are parties to the Parent Guarantee and wish to amend the Parent Guarantee on the terms set out in this agreement.

Date of Amending Deed	23 June 2009

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Amending Agreement — Parent Guarantee
General terms
1	Interpretation

These meanings apply unless the contrary intention appears:

Irish Registration Date means the date on which JHISE is registered by the Registrar of Companies of Ireland as having its registered office in Ireland.

JHI means:
(a)	prior to the SE Transformation Date, JHINV;

(b)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(c)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
JHISE means JHINV once it has converted from its present corporate form as a Dutch NV (Naamloze Vernootschap) into an SE (Societas Europaea).

Parent Guarantee means the Guarantee dated 14 December 2006 between AICF, the NSW Government and JHINV.

SE Transformation Date means the date on which JHINV is registered as a “Societas Europaea” on the Dutch Trade Register pursuant to European Union Council Regulation 2157/2001.

2	Confirmations and acknowledgement

2.1	Confirmation in relation to definition of “Guarantor”

Each party confirms that the definition of “Guarantor” for the purposes of the Parent Guarantee is a reference to:
(a)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(b)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
2.2	JHI Confirmation

JHI confirms that, other than as provided for in clause 3 (“Amendments”), the Parent Guarantee remains in full force and effect and enforceable against it up to, including and after each of the SE Transformation Date and the Irish Registration Date.

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